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ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#   Exhibit 4.2   PO BOX 43004, Providence, RI 02940-3004  MR A SAMPLE  DESIGNATION (IF ANY)  ADD 1 ADD 2 ADD 3 ADD 4   CUSIP/IDENTIFIER Holder ID Insurance Value  Number of Shares DTC  Certificate Numbers  1234567890/12345678901234567890/12345678901234567890/12345678901234567890/12345678901234567890/12345678901234567890/1234567890  Total Transaction   XXXXXX XX XXXXXXXXXXX1,000,000.00123456  12345678 123456789012345  Num/No. Denom. Total   111  222  333  444  555  666  7    COMMON STOCK COMMON STOCK   PAR VALUE $0.001   Certificate    Shares   * * 000000******************   Number   * * * 000000*****************   ZQ00000000   **** 000000****************   ***** 000000***************   ARCA BIOPHARMA, INC.   ****** 000000**************   INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE   ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample SEE REVERSE FOR CERTAIN DEFINITIONS  **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David   Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander  David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.   THIS CERTIFIES THAT   MR. SAMPLE & MRS. SAMPLE & CUSIP  00211Y  50  6  Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****  Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample  **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David  Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander   MR. SAMPLE & MRS. SAMPLE   David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.   Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****   Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample   **000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares***   *000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****   000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0   is the owner of   THIS CERTIFICATE IS TRANSFERABLE IN   00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00   ***ZERO HUNDRED THOUSAND   0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000 CITIES DESIGNATED BY THE TRANSFER   000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0000   00**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00000   AGENT, AVAILABLE ONLINE AT   0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000   www.computershare.com   ZERO HUNDRED AND ZERO***   **Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000*   *Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**   Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**S   FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF   ARCA biopharma, Inc. transferable on the books of the Corporation in person or by duly authorized attorney,  upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and  registered by the Transfer Agent and Registrar.   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.   DATED DD-MMM-YYYY    COUNTERSIGNED AND REGISTERED:   COMPUTERSHARE TRUST COMPANY, N.A.   TRANSFER AGENT AND REGISTRAR,   President & Chief Executive Officer    Secretary   By   AUTHORIZED SIGNATURE